Exhibit 10.3

EXECUTION COPY
AMENDMENT NO. 1 TO THE
TERM LOAN CREDIT AGREEMENT
    Dated as of February 17, 2023
AMENDMENT NO. 1 TO THE TERM LOAN CREDIT AGREEMENT (this “Amendment”) among DXC Technology Company, a Nevada corporation (the “Borrower”), the Lenders (as defined below) party hereto and Mizuho Bank, Ltd., as administrative agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    The Borrower, the lenders from time to time party thereto (the “Lenders”), the Agent, are parties to a Term Loan Credit Agreement dated as of September 1, 2022 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)    Pursuant to Section 9.01, the parties hereto, desire to amend the Credit Agreement as set forth in Section 1 below.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Certain Amendments to Credit Agreement.
The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
Section 1.01 is amended as follows:
(i)The definition of “Commitment Termination Date” is amended in full to read as follows:
“Commitment Termination Date” means September 1, 2023.
(ii)The definition of “Ticking Fee Rate” is amended in full to read as follows:
“Ticking Fee Rate” means,
(a) for any date of determination prior to March 1, 2023, the rate per annum set forth in the table below that corresponds to the Level applicable to the Borrower in respect of its Rating as set forth below for such date of determination:

Ticking Fee Rate
Level 1	0.070%
Level 2	0.090%
Level 3	0.100%
Level 4	0.150%
Level 5	0.200%

(b) for any date of determination from and after March 1, 2023, the rate per annum set forth in the table below that corresponds to the Level applicable to the Borrower in respect of its Rating as set forth below for such date of determination:

Ticking Fee Rate
Level 1	0.120%
Level 2	0.140%
Level 3	0.150%
Level 4	0.200%
Level 5	0.250%

(iii)Section 2.04(a) is amended by deleting the phrase “payable on such Ticking Fee Date” and substituting therefor the phrase “payable in arrears on March 1, 2023 and on such Ticking Fee Date”.
SECTION 2.Conditions to Effectiveness. The Amendment shall become effective on the first date on which the Agent shall have received counterparts hereof executed by the Borrower and all of the Lenders under the Credit Agreement as of the date hereof or, as to any Lender, evidence satisfactory to the Agent that such Lender has executed this Amendment.
SECTION 3.Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)     On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(a)    The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)     This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 4.Costs and Expenses.
The Borrower agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 5.Execution in Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email or other electronic transmission of a duly executed counterpart copy hereof will be as effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 6.Governing Law.
This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
DXC TECHNOLOGY COMPANY, a Nevada corporation
By__/s/ Ceyhun Cetin _____________
Name: Ceyhun Cetin
Title: Vice President and Treasurer

[Signature Page to DXC Credit Agreement Amendment No. 1]

MIZUHO BANK, LTD., as Agent and Lender

By __/s/ Tracy Rahn ________
Name: Tracy Rahn
Title: Executive Director
[Signature Page to DXC Credit Agreement Amendment No. 1]

CITIBANK, N.A., as a Lender
By __/s/ Susan M. Olsen ____
Name: Susan M. Olsen
Title: Vice President
[Signature Page to DXC Credit Agreement Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as a Lender
By __/s/ Zachary Quan ______
Name: Zachary Quan
Title: Vice President
[Signature Page to DXC Credit Agreement Amendment No. 1]

LLOYDS BANK CORPORATE MARKETS PLC, as a Lender
By __/s/ Kamala Basdeo _____
Name: Kamala Basdeo
Title: Assistant Vice President
By __/s/ Tina Wong_________
Name: Tina Wong
Title: Assistant Vice President
Signature Page to DXC Credit Agreement Amendment No. 1

MUFG BANK, LTD., as a Lender
By __/s/ Lillian Kim ________
Name: Lillian Kim
Title: Director
[Signature Page to DXC Credit Agreement Amendment No. 1]

NATIONAL WESTMINSTER BANK PLC, as a Lender
By __/s/ Jonathan Eady ______
Name: Jonathan Eady
Title: Director
[Signature Page to DXC Credit Agreement Amendment No. 1]

BANK OF AMERICA, N.A., as a Lender
By __/s/ Arti Dighe _________
Name: Arti Dighe
Title: Director

[Signature Page to DXC Credit Agreement Amendment No. 1]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By __/s/ Paul Arens __________
Name: Paul Arens
Title: Director
By __/s/ Gordon Yip _________
Name: Gordon Yip
Title: Director
[Signature Page to DXC Credit Agreement Amendment No. 1]

DANSKE BANK A/S, as a Lender
By __/s/ Gary Smith ________
Name: GARY SMITH
Title: DIRECTOR
By __/s/ Christiaan Barnard __
Name: Christiaan Barnard
Title: Senior Banker
[Signature Page to DXC Credit Agreement Amendment No. 1]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By __/s/ David Notaro _______
Name: David Notaro
Title: Senior Vice President
[Signature Page to DXC Credit Agreement Amendment No. 1]

THE BANK OF NOVA SCOTIA, as a Lender
By __/s/ Luke Copley ________
Name: Luke Copley
Title: Director
[Signature Page to DXC Credit Agreement Amendment No. 1]

TD Bank, N.A. as a Lender
By: __/s/ Steve Levi __________
Name: Steve Levi
Title: Senior Vice President

[Signature Page to DXC Credit Agreement Amendment No. 1]

KBC BANK NV, NEW YORK BRANCH, as a Lender
By __/s/ Wesley Eggermont____
Name: Wesley Eggermont
Title: Director
By __/s/ Francis Payne ________
Name: Francis Payne
Title: Managing Director

[Signature Page to DXC Credit Agreement Amendment No. 1]